UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 11, 2013 (March 28, 2013)

OSL Holdings, Inc.

(Exact name of registrant as specified in Charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 Dutch Hill Road, Suite 15, Orangeburg, NY 10962
(Address of Principal Executive Offices)

(845) 363-6776

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In May 2013, OSL Holdings, Inc. (the “Company”) issued promissory notes (the “May Notes”) in an aggregate principal amount equal to $60,000 (the “Principal Amount”) to three (3) accredited investors. The May Notes accrue simple interest at a rate of 12% per annum and are due and payable six (6) months from the date of their respective issuances. All past-due principal of the May Notes shall bear interest until paid at the maximum nonusurious interest rate that at any time may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by the May Notes (the “Maximum Rate”) or, if no Maximum Rate is established by applicable law, at the rate of 15% per annum. The occurrence of any one of the following events will be deemed an event of default: (a) the Company shall fail to pay when due any principal of the May Notes; or (b) the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, or intervenor, custodian or liquidator of all or a substantial part of its assets, (ii) be adjudicated as bankrupt or insolvent or file a voluntary petition for bankruptcy or admit in writing that it is unable to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or any action for the purpose of effecting any of the foregoing; or (vi) an order, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition appointing a receiver, trustee, intervenor or liquidator of all of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

On May 28, 2013, the Company issued a demand promissory note (the “Demand Note”) in an aggregate principal amount equal to $50,000 (the “Demand Note Principal Amount”) to an accredited investor, which is secured by all intellectual and personal property of the Company. The Demand Note accrues simple interest at a rate of 12% per annum, is due and payable on any future date on which the holder of the Demand Note (the “Demand Noteholder”) demands repayment (the “Due Date”). Unpaid principal after the Due Date shall accrue interest at a rate of 16% annually until paid. The occurrence of any one of the following events will be deemed an event of default: (a) the failure of the Company to pay the Demand Note Principal Amount and any accrued interest in full on or before the Due Date; (b) the death of the Company or the Demand Noteholder; (c) the filing of bankruptcy proceedings involving the Company as a debtor; (d) the application for the appointment of a receiver for the Company; (e) the making of a general assignment for the benefit of the Company's creditors; (f) the insolvency of the Company; or (g) a misrepresentation by the Company to the Demand Noteholder for the purpose of obtaining or extending credit.

On May 31, 2013, the Company issued a promissory note (the “Subsequent May Note” and together with the May Notes and the Demand Note, the “Notes”) in an aggregate principal amount equal to $100,000 (the “Subsequent May Note Principal Amount”) to an accredited investor, substantially in the form of the May Notes. The Subsequent May Note accrues simple interest at a rate of 10% per annum and is due and payable six (6) months from the date of its issuances, with the Company able to pay the Subsequent May Note Principal Amount in common stock of the Company discounted by 20%.

The descriptions of the May Notes and the Demand Note herein are intended to be a summary only and are qualified in their entirety by the terms and conditions of the May Notes and the Demand Note, the forms of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

ITEM 2.03.

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

As more fully described in Item 1.01 of this Current Report on Form 8-K, the Company issued (a) the May Notes equal to the Principal Amount; (b) the Demand Note to the Demand Noteholder equal to the Demand Note Principal Amount; and (c) the Subsequent May Note equal to the Subsequent May Note Principal Amount. The Notes constitute short-term debt obligations arising other than in the ordinary course of business which create a direct financial obligation on the Company. The terms of the Notes set forth above are incorporated herein by this reference.

ITEM 3.02.

UNREGISTERED SALES OF EQUITY SECURITIES.

The information described in Item 1.01 above is incorporated herein by this reference.

In March 2013, in connection with their respective employment arrangements, the Company issued 2,130,000 shares of common stock at a per share purchase price equal to $0.02 to certain employees and consultants of the Company.

On March 28, 2013, the Company issued and sold 2,000,000 shares of common stock to an accredited investor at a per share purchase price equal to $0.02, for a purchase price equal to $40,000.

On April 10, 2013, the Company issued and sold 1,000,000 shares of common stock to an accredited investor at a per share purchase price equal to $0.02 for a purchase price equal to $20,000.

On April 10, 2013, the Company issued and sold 250,000 shares of common stock to an investor at a per share purchase price equal to $0.04 for a purchase price equal to $10,000.

On April 22, 2013, in connection with the satisfaction of $4,000 in existing debt, the Company issued 4,000,000 shares of common stock at per share price equal to $0.001 to an accredited investor pursuant to the terms of the existing debt obligations.

On May 17, 2013, the Company issued and sold 200,000 shares of common stock to an investor at a per share purchase price equal to $0.02 in connection with the investor’s purchase of a May Note.

On May 17, 2013, in connection with services rendered pursuant to a consulting arrangement, the Company issued 250,000 shares of common stock at a per share price equal to $0.04 to a consultant of the Company.

On May 17, 2013, in connection with an employment arrangement, the Company issued 1,000,000 shares of common stock at a per share price equal to $0.10 to a consultant of the Company.

On May 28, 2013, in connection with the satisfaction of $1,000 in existing debt, the Company issued an aggregate of 1,000,000 shares of common stock at per share price equal to $0.001 to an accredited investor pursuant to the terms of the existing debt obligations.

The securities described herein have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) under the Securities Act. The securities were offered based on the representations from each person acquiring such securities, which included, in part, that such person (i) was an “accredited investor” or was an otherwise sophisticated investor able to bear the economic risk associated with investment in the securities and had been provided with access to all requested information about the Company; (ii) that such person was acquiring such securities for investment purposes for its own account, and not with a view to resale or distribution; and (iii) that such person understood such securities are subject to the restrictions on transfer as set forth in the Securities Act and the rules promulgated thereunder by the Securities and Exchange Commission.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such securities contain a legend stating the same.

No brokers or finders were used and no commissions or other fees have been paid by the Company in connection with the sales of securities described in this Current Report on Form 8-K.

As of the date of this filing, there are 98,276,286 shares of common stock of the Company issued and outstanding.

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 10, 2013, the Company was informed by its auditors, Weinberg & Company, P.A. (“Weinberg”) that Weinberg was resigning effective immediately as the Company’s auditor.

The report of Weinberg on the financial statements of the Company as of and for the Company’s most recent fiscal year ended August 31, 2012, the only fiscal year for which Weinberg provided such a report, and its review of subsequent interim periods, did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

The decision to resign was solely Weinberg’s and our Board of Directors did not recommend or approve the resignation.

During the Company’s most recent fiscal year ended August 31, 2012 and subsequent interim periods, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinberg, would have caused them to make reference thereto in their reports on the financial statements for such periods. During the Company’s most recent fiscal year ended August 31, 2012 and subsequent interim periods, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinberg a copy of the foregoing disclosures and requested Weinberg to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of that letter dated June 11, 2013, furnished by Weinberg is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Form of May Note.
10.2	Form of Demand Note.
16.1	Letter from Weinberg & Company, P.A. to the Securities and Exchange Commission dated June 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS, INC.

Date: June 11, 2013	By:	/s/ Eric Kotch
Eric Kotch, Chief Financial Officer